UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2020

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

MobileIron, Inc.

490 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	MOBL	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders

At the MobileIron, Inc. (the "Company") 2020 Annual Meeting of Stockholders held on June 23, 2020, the stockholders voted on the four proposals listed below. The proposals are described in detail in the Company's definitive proxy statement for the 2020 annual meeting, filed with the Securities and Exchange Commission on April 29, 2020 (the "Proxy Statement"). The results of the matters voted upon at the meeting were:

Proposal 1.  Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
Simon Biddiscombe	58,591,626	17,971,669	18,505,211
Kenneth Klein	57,956,946	18,606,349	18,505,211
James Tolonen	54,833,556	21,729,739	18,505,211

Each of the Class III nominees of the Company's Board of Directors was elected to hold office until the Company's 2023 annual meeting of stockholders.

Proposal 2. Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
60,877,329	15,627,424	58,542	18,505,211

The compensation of the Company's named executive officers, as disclosed in the Proxy Statement, was approved, on an advisory basis.

Proposal 3. Advisory Vote on the Frequency of Holding Advisory Vote on Executive Compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
47,753,144	151,887	28,630,826	27,438	18,505,211

The option of holding the advisory vote on executive compensation every one year was approved, on an advisory basis.

Proposal 4. Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
94,322,519	712,510	33,477

The stockholders ratified the selection by the Audit Committee of the Company's Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2020.

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: June 26, 2020
	By:	/s/ Andrew Hallin
Andrew Hallin
General Counsel